UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  December 2, 2011

(Date of earliest event reported)

RARE ELEMENT RESOURCES LTD.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

001-34852	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

225 UNION BLVD., SUITE 250, LAKEWOOD, COLORADO 80228

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 278-2460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General and Special Meeting of Shareholders

On December 2, 2011, Rare Element Resources Ltd. held its annual general and special meeting of shareholders at Suite 250, 225 Union Boulevard, Lakewood CO, 80228, at 2:00 p.m. (Denver time).  Shareholders representing 22,039,155 shares or 49.98% of the shares authorized to vote (44,096,674) were present in person or by proxy, representing a quorum for the purposes of the annual general and special meeting.  The shareholders approved the following:

Proposal #1 – Election of Directors

The election of the Nominees to the Company’s Board to serve until the Company’s 2012 Annual Meeting of Shareholders or until successors are duly elected and qualified:

	For	Against	Withheld	Spoiled	Non Vote
Donald E. Ranta	4,520,456	0	207,182	0	17,311,517
Mark T. Brown	4,322,042	0	405,596	0	17,311,517
M. Norman Anderson	4,512,432	0	215,206	0	17,311,517
Norman W. Burmeister	4,515,521	0	212,117	0	17,311,517
Gregory E. McKelvey	4,515,286	0	212,352	0	17,311,517
Paul Schlauch	4,508,946	0	218,692	0	17,311,517

Proposal #2 – Appointment of Auditors To ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2012 fiscal year	For	Against	Withheld	Spoiled	Non Vote
	21,446,354	0	592,801	0	0
Proposal #3 – Adoption of 10% Stock Option Plan To ratify the Company’s adoption of a 10% rolling stock option plan	For	Against	Withheld	Abstain	Non Vote
	3,954,970	623,386	0	149,282	17,311,517
Proposal #4 – Advisory Vote on Executive Compensation	For	Against	Withheld	Abstain	Non Vote
	4,278,725	275,665	0	173,247	17,311,518
Proposal #5 – Advisory Vote on Frequency of Advisory Vote on Executive Compensation	1 Year	2 Years	3 Years	Abstain	Non Vote
	1,356,486	96,095	3,189,279	111,627	17,285,668

All Nominees for election to the Company’s Board were elected to the Board and will serve until the Company’s 2012 annual meeting of shareholders or until successors are duly elected and qualified.  The proposal for the advisory vote on the compensation of named executive officers and the proposal to ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2012 fiscal year were approved.  In relation to the proposal on the frequency of future advisory votes on the compensation of named executive officers, the frequency of every 3 years received the most votes, and therefore is the advisory recommendation of the shareholders of the Company.

Board Determination of the Frequency of Advisory Vote on Executive Compensation

In consideration of the advisory vote of the shareholders of the Company that an advisory vote on executive compensation should take place every three years and in consideration of the previous recommendation of the Company’s Board and Compensation Committee that the advisory vote on executive compensation should take place every three years, on December 2, 2011, the Company’s Board confirmed that the advisory vote on executive compensation will take place every three years.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RARE ELEMENT RESOURCES LTD. (Registrant)

Dated: December 7, 2011	By: /s/ David P. Suleski David P. Suleski Chief Financial Officer and Corporate Secretary